CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 (Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Bay Bridge Food and Produce Company (the "Company") for the period ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report") and pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Andrew R. Duke, Principal Executive Officer and Principal Accounting Officer of the Company, certify, that to my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Andrew R. Duke

Andrew R. Duke

Principal Executive Officer and Principal Accounting Officer

March 31, 2015